
<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial  information extracted from the balance sheet of CNL Income Fund VI, Ltd. at June 30, 1999,  and its statement of income for the six months then ended and is  qualified  in its entirety by reference to the Form 10-Q of CNL Income  Fund VI,  Ltd.  for the six  months  ended June 30,
1999.
</LEGEND>

<PERIOD-TYPE>                   6-mos
<FISCAL-YEAR-END>                              DEC-31-1999
<PERIOD-START>                                 JAN-01-1999
<PERIOD-END>                                   JUN-30-1999
<CASH>                                         5,456,387<F2>
<SECURITIES>                                   0
<RECEIVABLES>                                  364,248
<ALLOWANCES>                                   281,449
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         18,327,471
<DEPRECIATION>                                 3,069,230
<TOTAL-ASSETS>                                 30,241,561
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     29,149,072
<TOTAL-LIABILITY-AND-EQUITY>                   30,241,561
<SALES>                                        0
<TOTAL-REVENUES>                               1,485,711
<CGS>                                          0
<TOTAL-COSTS>                                  440,132
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                2,128,942
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            2,128,942
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   2,128,942
<EPS-BASIC>                                  0
<EPS-DILUTED>                                  0

<F1>Due  to the  nature  of  its  industy,  CNL  Income  Fund  VI,  Ltd.  has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.
<F2>Includes $4,332,095 in restricted cash.

